                            SCHEDULE 14C INFORMATION

        INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


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                               JOHN HANCOCK TRUST
                (Name of Registrant as Specified In Its Charter)

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                               JOHN HANCOCK TRUST
                               601 CONGRESS STREET
                        BOSTON, MASSACHUSETTS 02210-2805

                                                                   July __, 2006

Dear Variable Annuity and Variable Life Contract Owners:

     Although you are not a shareholder of John Hancock Trust (the "Trust"), your purchase payments and the earnings on such purchase payments under your variable annuity or variable life contracts issued by John Hancock Life Insurance Company (U.S.A.) ("JHLICO (U.S.A.)"), John Hancock Life Insurance Company of New York ("JHLICO New York"), John Hancock Life Insurance Company ("JHLICO") or John Hancock Variable Life Insurance Company ("JHVLICO") are invested in subaccounts of separate accounts established by these insurance companies, and each subaccount invests in shares of one of the separate series or portfolios (each, a "Portfolio") of the Trust.

     Enclosed is the Trust's Information Statement regarding the following subadviser and sub-subadviser changes for the Portfolios named below. These changes became effective on April 28, 2006.

        NAME OF PORTFOLIO                  PRIOR SUBADVISER                NEW SUBADVISER / SUB-SUBADVISER
        -----------------          -------------------------------   ------------------------------------------
U.S. Government Securities Trust   Salomon Brothers Asset            Western Asset Management Company ("Western
                                   Management, Inc. ("SaBAM")        Asset")

High Yield Trust                   SaBAM                             Western Asset / Western Asset Management
                                                                     Company Limited ("WAMCL")

Strategic Bond Trust               SaBAM                             Western Asset / WAMCL

Emerging Small Company Trust       Franklin Advisers, Inc.           RCM Capital Management LLC ("RCM")
                                   ("Franklin")

Real Estate Securities Trust       Deutsche Asset Management, Inc.   DeAM / RREEF America L.L.C. ("RREEF")*
                                   ("DeAM")

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* DeAM continues to be the subadviser to the Real Estate Securities Trust but has delegated day-to-day management of the Portfolio to its affiliate, RREEF, as sub-subadviser.

     These subadviser and sub-subadviser changes will not result in any increase in the advisory fee rates for the Portfolios. Each subadviser to a Portfolio is compensated by the Trust's investment adviser, John Hancock Investment Management Services, LLC (the "Adviser"), out of the advisory fee it receives from the Portfolio, and any sub-subadviser is similarly compensated by a Portfolio's subadviser out of the subadvisory fee it receives from the Adviser.

     PLEASE NOTE THAT THE TRUST IS NOT REQUIRED TO OBTAIN SHAREHOLDER APPROVAL, AND IS NOT REQUESTING THAT YOU GIVE VOTING INSTRUCTIONS, WITH RESPECT TO THESE SUBADVISER AND SUB-SUBADVISER CHANGES. The enclosed Information Statement, however, provides information about the new subadvisory arrangements.

     If you have any questions regarding the Information Statement or the new subadvisory arrangements, please call one of the following numbers:

     --For JHLICO (U.S.A.) variable annuity contracts: (800) 344-1029
     --For JHLICO (U.S.A.) variable life contracts:    (800) 827-4546
     --For JHLICO New York variable annuity contracts: (800) 551-2078
     --For JHLICO New York variable life contracts:    (888) 267-7784
     --For JHLICO and JHVLICO contracts:               (800) 576-2227


                                        Sincerely,


                                        /s/ JOHN J. DANELLO
                                        ----------------------------------------
                                        John J. Danello
                                        Secretary
                                        John Hancock Trust

                               JOHN HANCOCK TRUST
                               601 CONGRESS STREET
                        BOSTON, MASSACHUSETTS 02210-2805

                                                                   July __, 2006

Dear Shareholder:

     Enclosed is the Information Statement of John Hancock Trust (the "Trust") regarding the following subadviser and sub-subadviser changes for the series or portfolios (each, a Portfolio") of the Trust named below. These changes became effective on April 28, 2006.

        NAME OF PORTFOLIO                  PRIOR SUBADVISER             NEW SUBADVISER / SUB-SUBADVISER
        -----------------          -------------------------------   ------------------------------------
U.S. Government Securities Trust   Salomon Brothers Asset            Western Asset Management Company
                                   Management, Inc. ("SaBAM")        ("Western Asset")

High Yield Trust                   SaBAM                             Western Asset / Western Asset
                                                                     Management Company Limited ("WAMCL")

Strategic Bond Trust               SaBAM                             Western Asset / WAMCL

Emerging Small Company Trust       Franklin Advisers, Inc.           RCM Capital Management LLC ("RCM")
                                   ("Franklin")

Real Estate Securities Trust       Deutsche Asset Management, Inc.   DeAM / RREEF America L.L.C.
                                   ("DeAM")                          ("RREEF")*

----------
* DeAM continues to be the subadviser to the Real Estate Securities Trust but has delegated day-to-day management of the Portfolio to its affiliate, RREEF, as sub-subadviser.

     These subadviser and sub-subadviser changes will not result in any increase in the advisory fee rates for the Portfolios. Each subadviser to a Portfolio is compensated by the Trust's investment adviser, John Hancock Investment Management Services, LLC (the "Adviser"), out of the advisory fee it receives from the Portfolio, and any sub-subadviser is similarly compensated by a Portfolio's subadviser out of the subadvisory fee it receives from the Adviser.

     PLEASE NOTE THAT THE TRUST IS NOT REQUIRED TO OBTAIN SHAREHOLDER APPROVAL, AND IS NOT REQUESTING THAT YOU VOTE OR SEND A PROXY, WITH RESPECT TO THESE SUBADVISER AND SUB-SUBADVISER CHANGES. The enclosed Information Statement, however, provides information about the new subadvisory arrangements.

     If you have any questions regarding the Information Statement or the new subadvisory arrangements, please call one of the following numbers:

     --For JHLICO (U.S.A.) variable annuity contracts: (800) 344-1029
     --For JHLICO (U.S.A.) variable life contracts:    (800) 827-4546
     --For JHLICO New York variable annuity contracts: (800) 551-2078
     --For JHLICO New York variable life contracts:    (888) 267-7784
     --For JHLICO and JHVLICO contracts:               (800) 576-2227


                                        Sincerely,


                                        /s/ JOHN J. DANELLO
                                        ----------------------------------------
                                        John J. Danello
                                        Secretary
                                        John Hancock Trust

                               JOHN HANCOCK TRUST
                               601 CONGRESS STREET
                        BOSTON, MASSACHUSETTS 02210-2805

                                   ----------

                              INFORMATION STATEMENT

                        NEW SUBADVISORY ARRANGEMENTS FOR
                      THE U.S. GOVERNMENT SECURITIES TRUST,
                    HIGH YIELD TRUST, STRATEGIC BOND TRUST,
                        EMERGING SMALL COMPANY TRUST AND
                          REAL ESTATE SECURITIES TRUST

                                   ----------

                                  INTRODUCTION

     This Information Statement provides notice of and information regarding new subadvisory arrangements for the above-named series or portfolios (each, a "Portfolio") of John Hancock Trust (the "Trust"). It is first being sent to shareholders of these Portfolios on or about July __, 2006.

     THE TRUST. The Trust is a no-load, open-end management investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The shares of the Trust are divided into 101 separate series corresponding to the 101 Portfolios which the Trust currently offers. Shares of the Trust are sold principally to separate accounts of insurance companies as the underlying investment media for variable annuity and variable life insurance contracts issued by such companies and to trustees of certain qualified pension and retirement plans.

     THE ADVISER. John Hancock Investment Management Services, LLC (the "Adviser") serves as investment adviser for the Trust and for each Portfolio that has an adviser. Pursuant to an investment advisory agreement with the Trust (the "Advisory Agreement"), the Adviser administers the business and affairs of the Trust and retains and compensates subadvisers which manage the investment and reinvestment of the assets of the Portfolios. The Adviser and each of the subadvisers and sub-subadvisers named in this Information Statement is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

     THE DISTRIBUTOR. John Hancock Distributors, LLC ("JH Distributors") serves as the Trust's distributor.

     The offices of the Adviser and JH Distributors are located at 601 Congress Street, Boston, MA 02210, and their ultimate parent entity is Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as "Manulife Financial" in Canada and Asia and primarily as "John Hancock" in the United States.

     Pursuant to an order received by the Trust from the Securities and Exchange Commission ("SEC"), the Adviser may, without obtaining shareholder approval, enter into and change the terms (including subadvisory fees) of subadvisory agreements with Portfolio subadvisers which are not affiliates of the Adviser. Because the new subadvisory arrangements described in this Information Statement do not involve subadvisers or sub-subadvisers which are affiliated with the Adviser for purposes of the SEC order, THE TRUST IS NOT REQUIRED TO ASK SHAREHOLDERS FOR A PROXY, AND SHAREHOLDERS ARE REQUESTED NOT TO SEND A PROXY, TO APPROVE THE NEW SUBADVISORY ARRANGEMENTS.

     ANNUAL AND SEMI-ANNUAL REPORTS. The Trust will furnish, without charge, a copy of the Trust's most recent annual report and semi-annual report to any shareholder or variable contract owner upon request. To obtain a report, please call the Trust at 1-800-344-1029 or write to the Trust at 601 Congress Street, Boston, MA 02110, Attn.: Gordon Shone.

                    OVERVIEW OF NEW SUBADVISORY ARRANGEMENTS

     At its meeting held on March 30-31, 2006, the Board of Trustees of the Trust (the "Board" or "Trustees"), including all the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Adviser (the "Independent Trustees"), approved new subadvisory and sub-subadvisory agreements appointing new subadvisers and sub-subadvisers as described below for the Portfolios named below. These changes became effective on April 28, 2006.

        NAME OF PORTFOLIO                  PRIOR SUBADVISER             NEW SUBADVISER / SUB-SUBADVISER
        -----------------          -------------------------------   ------------------------------------
U.S. Government Securities Trust   Salomon Brothers Asset            Western Asset Management Company
                                   Management, Inc. ("SaBAM")        ("Western Asset")

High Yield Trust                   SaBAM                             Western Asset / Western Asset
                                                                     Management Company Limited ("WAMCL")

Strategic Bond Trust               SaBAM                             Western Asset / WAMCL

Emerging Small Company Trust       Franklin Advisers, Inc.           RCM Capital Management LLC ("RCM")
                                   ("Franklin")

Real Estate Securities Trust       Deutsche Asset Management, Inc.   DeAM / RREEF America L.L.C.
                                   ("DeAM")                          ("RREEF")*

----------
* DeAM continues to be the subadviser to the Real Estate Securities Trust but has delegated day-to-day management of the Portfolio to its affiliate, RREEF, as sub-subadviser.

     Under the new subadvisory and sub-subadvisory agreements, the subadvisers or sub-subadvisers manage the investment and reinvestment of the assets of the Portfolios, subject to the supervision of the Board and the Adviser (or the subadviser in the case of a sub-subadviser), and formulate continuous investment programs for the Portfolios consistent with their respective investment objectives and policies. The subadvisers or sub-subadvisers implement such programs by purchases and sales of securities and regularly report thereon to the Board and the Adviser (or the subadviser in the case of a sub-subadviser). The new agreements do not result in any changes in the nature or level of services provided to the Portfolios.

     Under the agreements, each subadviser is paid a fee by the Adviser out of the advisory fee it receives from the applicable Portfolio, and each sub-subadviser is paid a fee by the subadviser out of the fee it receives from the Adviser. THESE SUBADVISORY AND SUB-SUBADVISORY FEES FOR A PORTFOLIO ARE NOT ADDITIONAL CHARGES TO THE PORTFOLIO.

     Advisory, subadvisory and sub-subadvisory fees for a Portfolio are each determined by applying the daily equivalent of an annual fee rate to the net assets of the Portfolio. The annual fee rate is calculated each day by applying an annual percentage rate schedule (including breakpoints, if any) for a Portfolio to applicable portions of Aggregate Net Assets and dividing the sum so determined by Aggregate Net Assets. "Aggregate Net Assets" include the net assets of the Portfolio and of a corresponding fund of John Hancock Funds II ("JHF II") that is managed by the same subadviser (but only for the period during which the subadviser to the Portfolio also serves as the subadviser to the JHF II fund). JHF II is also a mutual fund which is registered under the 1940 Act and for which the Adviser is the investment adviser. JHF II commenced operations in October 2005.

     The new subadvisers and sub-subadvisers, their compensation under the new subadvisory and sub-subadvisory agreements, and the Board's determinations in approving the particular subadvisory arrangements are described in separate sections below for: (i) the U.S. Government Securities Trust, High Yield Trust and Strategic Bond Trust; (ii) the Emerging Small Company Trust; and (iii) the Real Estate Securities Trust.

     Additional information regarding the Board's evaluation of the Trust's advisory and subadvisory arrangements and a description of the common terms of the prior and new subadvisory and sub-subadvisory agreements are included, respectively, under the captions "Board Evaluation of Advisory and Subadvisory Arrangements" and "Description of Prior and New Subadvisory and Sub-Subadvisory Agreements."

          For information about the executive officers and directors of, and comparable funds managed by, the new subadvisers and sub-subadvisers, see the following appendices to this Information Statement:

          Appendix A: Addition Information About Western Asset and WAMCL

          Appendix B: Additional Information About RCM

          Appendix C: Additional Information About RREEF

                            NEW SUBADVISORY AGREEMENT
                    FOR THE U.S. GOVERNMENT SECURITIES TRUST

                 NEW SUBADVISORY AND SUB-SUBADVISORY AGREEMENTS
                  FOR THE HIGH YIELD AND STRATEGIC BOND TRUSTS

          At its meeting on March 30-31, 2006, the Board, including all the Independent Trustees, voted to approve: (i) the replacement of SaBAM, and new subadvisory agreements appointing Western Asset, as the subadviser to the U.S. Government Securities Trust, High Yield Trust, and Strategic Bond Trust; and
(ii) new sub-subadvisory agreements appointing WAMCL as the sub-subadviser to the High Yield Trust and Strategic Bond Trust.

          The new subadvisory and sub-subadvisory agreements are dated April 28, 2006. The prior subadvisory agreements with SaBAM, dated December 1, 2005, were approved by the Board (including a majority of the Independent Trustees) on September 22-23, 2005 in connection with the then proposed sale of SaBAM by its parent entity, Citigroup, Inc. ("Citigroup"), to Legg Mason, Inc. ("Legg Mason") as described below.

WESTERN ASSET AND WAMCL

          Western Asset is a California company founded in 1971 which specializes in managing fixed-income investments for institutional accounts such as corporate pension plans, mutual funds and endowment funds. Its offices are located at 385 East Colorado Boulevard, Pasadena, CA 91101.

          WAMCL is a United Kingdom company which specializes in managing currency transactions and non-U.S. dollar denominated, fixed-income investments for institutional accounts. Its offices are located at 10 Exchange Square, Primrose Street, London EC2A 2EN.

          Each of Western Asset and WAMCL is a wholly-owned subsidiary of Legg Mason, a financial services company located at 100 Light Street, Baltimore, MD 21202.

          On December 1, 2005, Citigroup completed the sale of substantially all of its worldwide asset management business, including SaBAM, to Legg Mason. As a result, SaBAM became a wholly-owned subsidiary of Legg Mason. Following this acquisition, Legg Mason has undertaken to integrate the former Citigroup fixed-income investment operations with those of Legg Mason's affiliates, Western Asset and WAMCL. This process has involved, among other things, the sharing for periods of time by Western Asset, WAMCL and SaBAM of certain employees, including portfolio managers, and certain portfolio manager changes with respect to the U.S. Government Securities, High Yield and Strategic Bond Trusts as described in the Supplement dated March 31, 2006 to the Trust's Prospectus dated April 30, 2005. Subsequent to the April 28, 2006 effective date of the new subadvisory and sub-subadvisory agreements, the former SaBAM portfolio managers for each of the U.S. Government Securities Trust, High Yield Trust, and Strategic Bond Trust prior to that date have continued as Western Asset and/or WAMCL portfolio managers for the Portfolios.

          The terms of the prior subadvisory agreements with SaBAM and new subadvisory and sub-subadvisory agreements with, respectively, Western Asset and WAMCL are substantially the same except for changes in compensation as described below and are described under "Description of Prior and New Subadvisory and Sub-Subadvisory Agreements." For additional information about Western Asset and WAMCL, see Appendix A.

COMPENSATION

          Subadviser Compensation. As compensation for its services under the new subadvisory agreements, the subadviser is paid a subadvisory fee by the Adviser with respect to each Portfolio. The fee is determined by applying the daily equivalent of an annual fee rate to the net assets of the Portfolio. The annual fee rate is calculated each day by applying the annual percentage rates (including breakpoints) for a Portfolio to the applicable portions of Aggregate Net Assets and dividing the sum so determined by Aggregate Net Assets. The following table sets forth the schedules of the annual percentage rates of the subadvisory fees for the Portfolios under the prior and new subadvisory agreements. As indicated, the subadvisory fee rates under the new subadvisory agreements have decreased for the first $500 million of Aggregate Net Assets and remain the same for Aggregate Net Assets in excess of $500 million.

                                SUBADVISORY FEES
                     (RATES APPLIED TO AGGREGATE NET ASSETS)

                                        PRIOR SUBADVISORY AGREEMENT     NEW SUBADVISORY AGREEMENT
                                       ----------------------------   ---------------------------
                                           First        Excess Over       First       Excess Over
PORTFOLIO                               $500 million   $500 million   $500 million   $500 million
---------                              -------------   ------------   ------------   ------------
U.S. Government Securities Trust (1)       0.200%         0.100%         0.170%         0.100%
High Yield Trust (2)                       0.275%         0.200%         0.250%         0.200%
Strategic Bond Trust (3)

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(1) Aggregate Net Assets include the net assets of the Portfolio and of the JHF II U.S. Government Securities Fund. Their respective net assets at December 31, 2005 were $416,764,049 and $183,376,750.

(2) Aggregate Net Assets include the net assets of the Portfolio and of the JHF II High Yield Fund. Their respective net assets at December 31, 2005 were $1,638,438,519 and $1,376,649,641.

(3) Aggregate Net Assets include the net assets of the Portfolio and of the JHF II Strategic Bond Fund. Their respective net assets at December 31, 2005 were $703,745,010 and $477,703,793.

          For the fiscal year ended December 31, 2005, the Adviser paid SaBAM subadvisory fees of $1,147,967 with respect to the U.S. Government Securities Trust, $3,418,290 with respect to the High Yield Trust, and $2,323,855 with respect to the Strategic Bond Trust. If the rates under the new subadvisory agreements had been in effect for the fiscal year ended December 31, 2005, the subadvisory fees would have been $1,006,879 (a decrease of 12.3%) with respect to the U.S. Government Securities Trust, $3,304,134 (a decrease of 3.3%) with respect to the High Yield Trust, and $2,207,713 (a decrease of 5.0%) with respect to the Strategic Bond Trust.

          Sub-Subadviser Compensation. As compensation for its services under the new sub-subadvisory agreements for the High Yield and Strategic Bond Trusts, WAMCL is paid a subadvisory fee for each Portfolio by Western Asset out of the subadvisory fee it receives from the Adviser. The sub-subadvisory fee is determined as a pro-rata share of Western Asset's subadvisory fee based on the proportion of the net assets of the Portfolio managed from time to time by WAMCL.

DECREASE IN ADVISORY FEES

          In connection with the decrease in subadvisory fee rates described above, the Board, including all the Independent Trustees, also approved at the March 30-31, 2006 meeting an amendment to the Advisory Agreement with respect to each of the Portfolios decreasing the rates of the advisory fees paid to the Adviser by the Portfolios. The advisory fee for each Portfolio is determined on the basis of Aggregate Net Assets in the same manner as the subadvisory fee. The following table sets forth the prior and new schedules of the annual percentage rates of the advisory fees for the Portfolios. As under the new subadvisory agreements, the advisory fee rates under the amended Advisory Agreement have decreased for the first $500 million of Aggregate Net Assets and remain the same for Aggregate Net Assets in excess of $500 million. The decrease in advisory fee rates became effective on April 28, 2006.

                                  ADVISORY FEES
                     (RATES APPLIED TO AGGREGATE NET ASSETS)

                                         PRIOR ADVISORY FEE RATES        NEW ADVISORY FEE RATES
                                       ----------------------------   ---------------------------
                                           First        Excess Over       First       Excess Over
PORTFOLIO                               $500 million   $500 million   $500 million   $500 million
---------                              -------------   ------------   ------------   ------------
U.S. Government Securities Trust (1)       0.650%         0.550%         0.620%         0.550%
High Yield Trust (2)                       0.725%         0.650%         0.700%         0.650%
Strategic Bond Trust (3)

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(1) Aggregate Net Assets include the net assets of the Portfolio and of the JHF II U.S. Government Securities Fund.

(2) Aggregate Net Assets include the net assets of the Portfolio and of the JHF II High Yield Fund.

(3) Aggregate Net Assets include the net assets of the Portfolio and of the JHF II Strategic Bond Fund.

          For the fiscal year ended December 31, 2005, the Trust paid the Adviser advisory fees of $3,951,607 with respect to the U.S. Government Securities Trust, $9,837,898 with respect to the High Yield Trust, and $6,437,799 with respect to the Strategic Bond Trust. The prior advisory fee rates, which are set forth in the table above, reflect an increase of 0.10% at each breakpoint level that became effective on May 1, 2005. If the prior advisory fee rates had been in effect for the entire fiscal year ended December 31, 2005, the Trust would have paid advisory fees of $4,197,517 with respect to the U.S. Government Securities Trust, $10,338,192 with respect to the High Yield Trust, and $6,770,798 with respect to the Strategic Bond Trust. If the new advisory fee rates had been in effect for the entire fiscal year ended December 31, 2005, the advisory fees would have been $4,056,431(a decrease of 3.7%) with respect to the U.S. Government Securities Trust, $10,223,836 (a decrease of 1.1%) with respect to the High Yield Trust, and $6,655,292 (a decrease of 1.7%) with respect to the Strategic Bond Trust.

CONSIDERATION BY THE BOARD OF TRUSTEES

          Various factors considered by the Board in approving the subadvisory agreements with Western Asset for the U.S. Government Securities, High Yield and Strategic Bond Trusts and the sub-subadvisory agreements with WAMCL for the High Yield and Strategic Bond Trusts are described below under "Board Evaluation of Advisory and Subadvisory Arrangements." The Board's approval was based on a number of determinations, including the following:

1. Each of Western Asset and WAMCL has extensive experience (Western Asset since 1971) as a manager with respect to fixed-income assets, and their respective expertise in managing U.S. fixed-income securities and currency transactions and non-U.S. dollar-denominated fixed-income securities are complementary;

2. Each of Western Asset and WAMCL may be expected to provide a high quality of investment personnel to the Portfolios, and the service of the former SaBAM portfolio managers as Western Asset and/or WAMCL portfolio managers provides continuity in management services;

3. Although not without variation, the current and historical performance of comparable mutual funds and other accounts managed by Western Asset or WAMCL have generally been within the range of or exceeded the performance of the Portfolios and their respective benchmark indices, and in particular

               - a blended group of U.S. Government accounts managed by Western Asset has outperformed its blended benchmark of U.S. Government indices over the one, three and five year periods and the Short Government Bond peer group average over the one, three and five year periods;

               - the Western Asset High Yield Composite has outperformed its benchmark index over the most recent one-year period and its peer group average over the one, three and five year periods; and

               - The Western Asset Core Plus Bond Institutional mutual fund has outperformed its benchmark index over the three and five year periods and its peer group average over the one, three and five year periods; and

4. The subadvisory fees with respect to the Portfolios are the products of arms-length negotiation between the Adviser and Western Asset, are within industry norms and in the case of the High Yield and Strategic Bond Trusts lower than their peer group medians, are lower than under the prior subadvisory agreement and will result in advisory fee decreases benefiting the shareholders of the Portfolios; and the subadvisory and sub-subadvisory fees are not paid by the Portfolios.

                            NEW SUBADVISORY AGREEMENT
                      FOR THE EMERGING SMALL COMPANY TRUST

          At its meeting on March 30-31, 2006, the Board, including all the Independent Trustees, voted to accept the resignation of Franklin, and to approve a subadvisory agreement appointing RCM, as the new subadviser to the Emerging Small Company Trust.

          The new subadvisory agreement with RCM is dated April 28, 2006. The prior subadvisory agreement with Franklin, originally dated February 1, 1999, was most recently approved by the Board (including a majority of the Independent Trustees) on June 3, 2005 in connection with the annual renewal thereof.

RCM

          RCM is a Delaware limited liability company with offices at Four Embarcadero Center, San Francisco, CA 94111. RCM (together with its predecessor firms) has been providing investment advisory services since 1970. RCM is a wholly-owned subsidiary of RCM US Holdings LLC ("RCM Holdings"), a Delaware limited liability company which also has offices at Four Embarcadero Center, San Francisco, CA 94111. RCM Holdings is a wholly-owned subsidiary of Allianz Global Investors AG ("AGI"). AGI, with offices at Nymphenburger Strasse 112-116, 80636 Munich, Germany, is in turn owned by Allianz AG. The offices of Allianz AG are located at Koeniginstrasse 28, Frankfurt, Germany.

          The terms of the prior subadvisory agreement with Franklin and the new subadvisory agreement with RCM are substantially the same except for changes in compensation as described below and are described under "Description of Prior and New Subadvisory and Sub-Subadvisory Agreements." For additional information about RCM, see Appendix B.

COMPENSATION

          As compensation for its services under the new subadvisory agreement, RCM is paid a subadvisory fee by the Adviser with respect to the Portfolio. The fee is determined by applying the daily equivalent of an annual fee rate to the net assets of the Portfolio. The annual fee rate is calculated each day by applying the annual percentage rates (including breakpoints) in the table below to the applicable portions of Aggregate Net Assets and dividing the sum so determined by Aggregate Net Assets. The following table sets forth the schedules of the annual percentage rates of the subadvisory fees for the Portfolio under the prior and new subadvisory agreements. As indicated, under the new subadvisory agreement, the annual percentage rates have two rather than three breakpoints and have decreased at all asset levels.

                                SUBADVISORY FEES
                   (RATES APPLIED TO AGGREGATE NET ASSETS) (1)

         PRIOR SUBADVISORY AGREEMENT                NEW SUBADVISORY AGREEMENT
---------------------------------------------   --------------------------------
    First          Next            Excess           First            Excess
$500 million   $500 million   Over $1 billion   $500 million   Over $500 million
------------   ------------   ---------------   ------------   -----------------
    0.55%          0.52%           0.50%            0.52%            0.45%

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(1) Aggregate Net Assets include the net assets of the Emerging Small Company Trust and of the JHF II Emerging Small Company Fund. Their respective net assets at December 31, 2005 were $330,506,977 and $53,664,502.

          For the fiscal year ended December 31, 2005, the Adviser paid Franklin a subadvisory fee of $2,585,611 with respect to the Emerging Small Company Trust. If the rates under the new subadvisory agreement had been in effect for the fiscal year ended December 31, 2005, the subadvisory fee would have been $2,441,347 (a decrease of 5.6%).

DECREASE IN ADVISORY FEES

          In connection with the decrease in subadvisory fee rates described above, the Board, including all the Independent Trustees, also approved at the March 30-31, 2006 meeting an amendment to the Advisory Agreement decreasing the rates of the advisory fee paid to the Adviser by the Portfolio. The advisory fee for the Portfolio is determined on the basis of Aggregate Net Assets in the same manner as the subadvisory fee. The following table sets forth the prior and new schedules of the annual percentage rates of the advisory fee for the Portfolio. As under the new subadvisory agreement, the annual percentage rates under the amended Advisory Agreement have two rather that three breakpoints and have decreased at all asset levels.

                                  ADVISORY FEES
                   (RATES APPLIED TO AGGREGATE NET ASSETS) (1)

           PRIOR ADVISORY FEE RATES                  NEW ADVISORY FEE RATES
---------------------------------------------   --------------------------------
    First          Next            Excess           First            Excess
$500 million   $500 million   Over $1 billion   $500 million   Over $500 million
------------   ------------   ---------------   ------------   -----------------
    1.00%          0.97%           0.95%            0.97%            0.90%

----------
(1) Aggregate Net Assets include the net assets of the Portfolio and the net assets of the JHF Emerging Small Company Fund.

          For the fiscal year ended December 31, 2005, the Trust paid the Adviser an advisory fee of $4,540,570 with respect to the Emerging Small Company Trust. The prior advisory fee rates, which are set forth in the table above, reflect an increase of 0.10% at each breakpoint level that became effective on May 1, 2005. If the prior advisory fee rates had been in effect for the entire fiscal year ended December 31, 2005, the Trust would have paid an advisory fee of $4,702,382 with respect to the Emerging Small Company Trust. If the new advisory fee rates had been in effect for the entire fiscal year ended December 31, 2005, the advisory fee would have been $4,558,385 (a decrease of 3.1%).

CHANGE IN NON-FUNDAMENTAL INVESTMENT POLICIES

          In connection with approving the new subadvisory agreement with RCM for the Emerging Small Company Trust, the Board also approved changing the non-fundamental investment policies of the Portfolio to reflect RCM's management style. The new investment policies are as follows:

               The Portfolio invests, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of U.S. companies with smaller capitalizations (which RCM defines as companies with market capitalizations of not less than 50% and not more than 200% of the weighted average market capitalization of the Russell 2000 Index) (not less than $105 million and not more than $4.4 billion as of December 31, 2005). The capitalization criteria apply at the time of investment. The Portfolio may also invest up to 15% of its assets in foreign securities including emerging markets. The Portfolio may also invest from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.

               RCM seeks to create an investment portfolio of growth stocks across major industry groups. The portfolio managers evaluate individual stocks based on their growth, quality and valuation characteristics. Examples of growth characteristics include the potential for sustained earnings growth and the development of proprietary products or services; examples of quality characteristics include the integrity of management and a strong balance sheet; and examples of valuation characteristics include relative valuation and upside potential.

               In addition to traditional research activities, the portfolio managers use Grassroots (sm) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Portfolio invests or contemplates investing, and provides a "second look" at potential investments and checks marketplace assumptions about market demand for particular products and services. RCM sells securities it deems appropriate in accordance with sound investment practices and the Portfolio's investment objectives and as necessary for redemption purposes.

CONSIDERATION BY THE BOARD OF TRUSTEES

     Various factors considered by the Board in approving the new subadvisory agreement with RCM for the Emerging Small Company Trust are described below under "Board Evaluation of Advisory and Subadvisory Arrangements." The Board's approval was based on a number of determinations, including the following:

     1. RCM (together with its predecessor firms) has more than 35 years experience, as well as demonstrated skills, as a manager with respect to both U.S. and foreign equity securities and may be expected to provide a high quality of investment management services and personnel to the Portfolio;

     2. The performance of the Portfolio, under its current management, has lagged its peer group average over the one, three and five year periods;

     3. Although not without variation, the current and historical performance of comparable mutual funds and other accounts managed by RCM have generally been within the range of or exceeded the performance of the Portfolio and its benchmark index, and in particular RCM Capital Management's U.S. Small Cap Core Growth Composite has outperformed its benchmark index and peer group average over the one and three year (but not five year) periods; and

     4. The subadvisory fee with respect to the Portfolio is the product of arms-length negotiation between the Adviser and RCM, is within industry norms, is lower than under the prior subadvisory agreement and will result in an advisory fee decrease benefiting the shareholders of the Portfolio; and the subadvisory fee is not paid by the Portfolio.

                          NEW SUB-SUBADVISORY AGREEMENT
                      FOR THE REAL ESTATE SECURITIES TRUST

          At its meeting on March 30-31, 2006, the Board, including all the Independent Trustees, voted to approve a new sub-subadvisory agreement appointing RREEF as the sub-subadviser to the Real Estate Securities Trust.

          DeAM is and will continue to serve as the subadviser to the Real Estate Securities Trust but has delegated day to day management of the assets of the Portfolio to RREEF. As subadviser, DeAM retains ultimate responsibility for the management of the Portfolio and has supervisory responsibilities with respect to RREEF. The new sub-subadvisory agreement with RREEF is dated April 28, 2006.

RREEF

          RREEF is a Delaware limited liability company founded in 1975. Its principal offices are located at 875 N. Michigan Avenue, 41st Floor, Chicago, IL, 60611. RREEF is an indirect, wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investing group with offices at Taunusanlage 12, Frankfurt, Germany. DeAM is also an indirect, wholly-owned subsidiary of Deutsche Bank AG.

          The terms of the new sub-subadvisory agreement with RREEF are substantially the same as those of the subadvisory agreement with DeAM. These terms are described below under "Description of Prior and New Subadvisory and Sub-Subadvisory Agreements." For additional information about RREEF, see Appendix C.

COMPENSATION

          As compensation for its services under the new sub-subadvisory agreement, RREEF is paid a sub-subadvisory fee by DeAM with respect to the Portfolio. The fee is determined by applying the daily equivalent of an annual fee rate to the net assets of the Portfolio. The annual fee rate is calculated each day by applying the annual percentage rate for the Portfolio to Aggregate Net Assets and dividing the sum so determined by Aggregate Net Assets. For the Real Estate Securities Trust, the annual fee is the same as the annual percentage rate because, as indicated in the table below, the annual percentage rate has no breakpoints and is thus the same at all asset levels.

                              SUB-SUBADVISORY FEES
                   (RATES APPLIED TO AGGREGATE NET ASSETS) (1)

                           0.250% at all asset levels

----------
(1) Aggregate Net Assets include the net assets of the Real Estate Securities Trust and of the JHF II Real Estate Securities Fund. Their respective net assets at December 31, 2005 were $1,226,478,877 and $647,681,949.

          The rate of the subadvisory fee payable to DeAM under the subadvisory agreement is the same as the rate of the sub-subadvisory fee rate for RREEF. Consequently, DeAM will pay its entire subadvisory fee for the Portfolio to RREEF. For the fiscal year ended December 31, 2005, the Adviser paid DeAM a subadvisory fee of $2,950,999 with respect to the Real Estate Securities Trust.

CONSIDERATION BY THE BOARD OF TRUSTEES

          Various factors considered by the Board in approving the new sub-subadvisory agreement with RREEF for the Real Estate Securities Trust are described below under "Board Evaluation of Advisory and Subadvisory Arrangements." The Board's approval was based on a number of determinations, including the following:

     1. RREEF has extensive experience and demonstrated skills as a manager with respect to real estate securities and may be expected to provide a high quality of investment management services and personnel to the Portfolio;

     2. RREEF will operate under the ongoing supervision of DeAM which has been the subadviser to the Portfolio since November 2002 and which retains ultimate responsibility for portfolio management as subadviser;

     3. Although not without variation, the current and historical performance of comparable mutual funds and other accounts managed by RREEF have generally been within the range of or exceeded the performance of the Portfolio and its benchmark index, and in particular the DWS RREEF Real Estate Securities Fund has outperformed its benchmark index and peer group average over the one, three and five year periods; and

     4. The sub-subadvisory fee for RREEF is the same as the subadvisory fee for DeAM, which is lower than its peer group median, and there will be no increase in the advisory fee rates for the Portfolio; and the sub-subadvisory fee is paid by DeAM and not by the Portfolio.

            BOARD EVALUATION OF ADVISORY AND SUBADVISORY ARRANGEMENTS

          The Board, including the Independent Trustees, is responsible for selecting the Trust's investment adviser, approving the Adviser's selection of Portfolio subadvisers and approving the Trust's advisory and subadvisory (and any sub-subadvisory) agreements, their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates the Trust's advisory and subadvisory arrangements, including consideration of the six factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The six factors regularly considered by the Board are:

     1. the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the subadvisers to the Portfolios;

     2.   the investment performance of the Portfolios and their subadvisers;

     3. the extent to which economies of scale would be realized as a Portfolio grows;

     4. whether fee levels reflect these economies of scale for the benefit of Trust shareholders;

     5. the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from the Adviser's relationship with the Trust; and

     6. comparative services rendered and comparative advisory and subadvisory fee rates.

          The Board believes that information relating to all six factors is relevant to its evaluation of the Trust's advisory agreements. With respect to its evaluation of subadvisory (including sub-subadvisory) agreements, the Board believes that, in view of the Trust's "manager-of-managers" advisory structure: factors (1), (2) and (6) are of primary relevance; factors (3) and (4) generally are less important because subadvisory fees are paid to subadvisers by the Adviser and not by the Portfolios and because the Board relies on the ability of the Adviser to negotiate the subadvisory fees at arms-length; and factor (5) generally should not require attention except in those circumstances in which comparative fee information considered in connection with factor (6) indicates that the subadvisory fees will materially exceed those normally charged under comparable circumstances.

          In evaluating subadvisory arrangements, the Board also considers other material business relationships which unaffiliated subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser ("Material Relationships").

          In making its determination with respect to subadvisory (including sub-subadvisory) agreements, and with reference to the six factors which it regularly considers, the Board reviews (1) information relating to the subadviser's business, which may include information such as business performance, representative clients, assets under management, financial stability, personnel and, if applicable, past subadvisory services to affiliated funds of the Trust; (2) the investment performance of comparatively managed funds of the Portfolio and comparative performance information relating to the comparatively managed fund's benchmark and comparable funds; (3) the proposed subadvisory fee for each Portfolio and comparative fee information; and (4) information relating to the nature and scope of other material business relationships which unaffiliated subadvisers may have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser.

          Particular determinations made by the Board in approving the new subadvisory and sub-subadvisory agreements are described above in separate sections for the: (i) the U.S. Government Securities Trust, High Yield Trust and Strategic Bond Trust; (ii) the Emerging Small Company Trust; and (iii) the Real Estate Securities Trust.

                    DESCRIPTION OF PRIOR AND NEW SUBADVISORY
                         AND SUB-SUBADVISORY AGREEMENTS

          The terms of the prior and new subsidiary and sub-subadvisory agreements are substantially the same and are described below. For convenience, the agreements are generally, collectively referred to as the "subadvisory agreement" and the subadvisers and sub-subadvisers as the "subadviser."

          DUTIES OF THE SUBADVISER. The subadviser manages the investment and reinvestment of the assets of the Portfolio, subject to the supervision of the Board and the Adviser (or the subadviser in the case of a sub-subadviser), and formulates a continuous investment program for the Portfolio consistent with its investment objective and policies. The subadvisers implements such program by purchases and sales of securities and regularly report thereon to the Board and the Adviser (or the subadviser in the case of a sub-subadviser). At its expense, the subadviser furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties. The subadviser also furnishes administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the Portfolio.

     TERM. The subadvisory agreement initially continues in effect for a period of no more than two years from the date of its execution and thereafter only if such continuance is specifically approved at least annually either (a) by the Trustees or (b) by the vote of a majority of the outstanding voting securities of the Trust. In either event, such continuance must also be approved by the vote of a majority of the Independent Trustees.

     Any required shareholder approval of any continuance of any of the subadvisory agreement is effective with respect to a Portfolio if a majority of the outstanding voting securities of the Portfolio votes to approve such continuance even if such continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the agreement or (b) all of the Portfolios of the Trust.

     If the outstanding voting securities of a Portfolio fail to approve any continuance of a subadvisory agreement for the Portfolio, the subadviser will continue to act as subadviser with respect to the Portfolio pending the required approval of the continuance of the agreement or a new agreement with either that subadviser or a different subadviser, or other definitive action.

     TERMINATION. The subadvisory agreement provides that it may be terminated at any time without the payment of any penalty on 60 days' written notice to the other party or parties to the agreement and, as applicable, to the Trust. The following parties or others may terminate the agreement:

     -    the Board of Trustees of the Trust;

     - the holders of a majority of the outstanding voting securities of the Portfolio;

     -    the Adviser; and

     - the subadviser (or the sub-subadviser in the case of a sub-subadvisory agreement).

     Each of the subadvisory agreements automatically terminates in the event of its assignment.

     AMENDMENTS. The subadvisory agreement may be amended by the parties to the agreement provided the amendment is approved by the vote of a majority of the outstanding voting securities of the Trust (except as noted below) and by the vote of a majority of the Independent Trustees of the Trust.

     The required shareholder approval of any amendment shall be effective with respect to the Portfolio if a majority of the outstanding voting securities of the Portfolio votes to approve the amendment, even if the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all of the Portfolios of the Trust.

     Pursuant to an order received by the Trust from the SEC, the Adviser is permitted to enter into subadvisory agreements appointing subadvisers which are not affiliates of the Adviser (other than by reason of serving as a subadviser to a Portfolio), and to change the terms of subadvisory agreements (including subadvisory fees) with respect to such subadvisers, without shareholder approval. The Trust is therefore able to engage non-affiliated subadvisers from time to time without the expense and delays associated with holding a meeting of shareholders.

     LIABILITY OF SUBADVISERS. Neither the subadviser nor any of its partners or employees will be liable to the Adviser or Trust for any loss suffered by the Adviser or Trust resulting from its acts or omissions as subadviser to the Portfolio, except for losses resulting from willful misfeasance, bad faith, or gross negligence in the performance of, or from reckless disregard of, the duties of the subadviser or any of its partners or employees.

     CONSULTATION WITH SUBADVISERS TO THE PORTFOLIOS. Consistent with Rule 17a-10 under the 1940 Act, the subadvisory agreement prohibits the subadviser from consulting with the following entities concerning transactions for a Portfolio in securities or other assets: (a) other subadvisers to the Portfolio,
(b) subadvisers to other Portfolios, and (c) subadvisers to portfolios under common control with the Portfolio.

     CONFIDENTIALITY OF PORTFOLIO HOLDINGS. The subadviser is required to treat Trust portfolio holdings as confidential and to prohibit its employees from trading on such confidential information.

                                                                      APPENDIX A

              ADDITIONAL INFORMATION ABOUT WESTERN ASSET AND WAMCL

     This Appendix provides additional information about Western Asset, the new subadviser to the U.S. Government Securities, High Yield and Strategic Bond Trusts, and WAMCL, the new sub-subadviser to the High Yield and Strategic Bond Trusts.

     MANAGEMENT OF WESTERN ASSET. The names and principal occupations of the principal executive officers and directors of Western Asset are set forth below. The business address of each such person is 385 East Colorado Boulevard, Pasadena, CA 91101.

                          POSITION WITH
NAME                      WESTERN ASSET              PRINCIPAL OCCUPATION
----                      -------------              --------------------
James W. Hirschmann   Director and Officer   President and Chief Executive
                                             Officer, Western Asset; Managing
                                             Director, WAMCL

Peter L. Bain         Director               Senior Executive Vice President,
                                             Legg Mason

Michael Even          Director               Executive Vice President, Legg
                                             Mason

Bruce D. Alberts      Officer                Chief Financial Officer, Western
                                             Asset

Gregory B. McShea     Officer                General Counsel, Chief Compliance
                                             Officer, and Head of Legal and
                                             Compliance, Western Asset and
                                             WAMCL; Secretary, Western Asset

Gavin L. James        Officer                Director of Global Client Services,
                                             Western Asset

S. Kenneth Leech      Officer                Chief Investment Officer, Western
                                             Asset

Stephen A. Walsh      Officer                Deputy Chief Investment Officer,
                                             Western Asset

     MANAGEMENT OF WAMCL. The names and principal occupations of the principal executive officers and directors of WAMCL are set forth below. The business address of each such person is 10 Exchange Square Primrose Street, London EC2A 2EN.

NAME                   POSITION WITH WAMCL           PRINCIPAL OCCUPATION
----                   -------------------           --------------------
James W. Hirschmann   Director and Officer   Managing Director, WAMCL; President
                                             and Chief Executive Officer,
                                             Western Asset

Peter L. Bain         Director               Senior Executive Vice President,
                                             Legg Mason

Edward A. Taber       Director               Retired Executive Vice President,
                                             Legg Mason

Suzanne Taylor-King   Officer                Finance Officer, WAMCL

Gregory B. McShea     Officer                General Counsel, Chief Compliance
                                             Officer, and Head of Legal and
                                             Compliance, Western Asset and
                                             WAMCL; Secretary, Western Asset

     OTHER INVESTMENT COMPANIES ADVISED BY WESTERN ASSET AND WAMCL. While Western Asset and WAMCL are separate organizations, they operate together with other supervised affiliates as a combined global asset management firm. Western Asset currently acts as adviser or subadviser to the following registered investment companies or series thereof having similar investment objectives and policies to those of the U.S. Government Securities Trust, High Yield Trust, and Strategic Bond Trust. The tables below also state the approximate size of each such fund as of December 31, 2005 and the current advisory or subadvisory fee rate for each fund as a percentage of average daily net assets.

U.S. Government Securities Trust:

                                        ASSETS AS OF      ADVISORY/SUBADVISORY
NAME OF FUND                              12/31/05             FEE RATE*
------------                            ------------      --------------------
Western Asset/Claymore U.S. Treasury    $394 million   0.55% at all asset levels
Inflation Protected Securities Fund

Western Asset/Claymore U.S. Treasury    $824 million   0.27% at all asset levels
Inflation Protected Securities Fund 2

Legg Mason U.S. Government Money        $388 million   0.15% at all asset levels
Market Fund

----------
*    Western Asset is responsible for any compensation due to WAMCL.

High Yield Trust:

                                     ASSETS AS OF      ADVISORY/SUBADVISORY
NAME OF FUND                           12/31/05             FEE RATE*
------------                         ------------      --------------------
Western Asset High Yield Portfolio   $445 million   0.50% at all asset levels

Consulting Group Capital Markets     $129 million   0.30% at all asset levels
Funds High Yield Investments

Legg Mason High Yield Portfolio      $169 million   0.50% at all asset levels

----------
*    Western Asset is responsible for any compensation due to WAMCL.

Strategic Bond Trust:

                                     ASSETS AS OF
NAME OF FUND                           12/31/05         ADVISORY/SUBADVISORY FEE RATE*
------------                         ------------       ------------------------------
Western Asset Core Plus Portfolio   $6,659 million   0.45% of the first $500 million;
                                                     0.425% of the next $500 million; and
                                                     0.40% of the excess over $1 billion.

----------
*    Western Asset is responsible for any compensation due to WAMCL.

                                                                      APPENDIX B

                        ADDITIONAL INFORMATION ABOUT RCM

     This Appendix provides additional information about RCM, the new subadviser for the Emerging Small Company Trust.

     MANAGEMENT OF RCM. The names and principal occupations of the principal executive officers and directors of RCM are set forth below. The business address of each such person is Four Embarcadero Center, San Francisco, California 94111.

NAME                  POSITION WITH RCM            PRINCIPAL OCCUPATION
----                  -----------------            --------------------
Robert J. Goldstein   Managing Director   Chief Operating Officer; General
                                          Counsel; and Member, RCM Management
                                          Committee

Gregory M. Siemons    Director            Chief Compliance Officer; Global Head
                                          of Compliance of RCM Global Platform

Frank Udo             Managing Director   Chief Executive Officer, RCM; Member,
                                          RCM Management Committee; and Global
                                          Chief Executive Officer of Equities,
                                          Allianz Global Investors

Peter J. Anderson     Managing Director   Chief Investment Officer; and Member,
                                          RCM Management Committee

Steve J. Berexa       Managing Director   Head of U.S. Research; and Global Head
                                          of RCM Global Platform

Janie S. Kass         Managing Director   Co-Head of RCM Client Relations and
                                          Marketing Group

Seth A. Reicher       Managing Director   Co-Chief Investment Officer and Senior
                                          Portfolio Manager for the Large Cap
                                          Growth Equity Team

Joanne L. Howard      Managing Director   Co-Chief Investment Officer and Senior
                                          Portfolio Manager for the Large Cap
                                          Growth Equity Team

M. Brad Branson       Managing Director   Chief Investment Officer of the
                                          Private Client Group

     OTHER INVESTMENT COMPANY ADVISED BY RCM. RCM currently acts as adviser or subadviser to the following registered investment company or series thereof having similar investment objectives and policies to those of the Emerging Small Company Trust. The table below also states the size of such fund as of December 31, 2005 and the current advisory fee rate for such fund as a percentage of average daily net assets.

                        ASSETS AS OF
NAME OF FUND              12/31/05     ADVISORY/SUBADVISORY FEE RATE
------------            ------------   -----------------------------
Allianz RCM Small Cap   $3 million     0.85%  at all asset levels
Growth Fund

                                                                      APPENDIX C

                       ADDITIONAL INFORMATION ABOUT RREEF

     This Appendix provides additional information about RREEF, the new sub-subadviser for the Real Estate Securities Trust.

     MANAGEMENT OF RREEF. The names and principal occupations of the principal executive officers and directors of RREEF are set forth below. The business address of each such person is 875 N. Michigan Avenue, 41st Floor, Chicago, IL, 60611.

NAME                                  POSITION WITH RREEF         PRINCIPAL OCCUPATION WITH RREEF
----                                  -------------------         -------------------------------
Barry Herbert Braitman         Managing Director                  Legal Counsel

James Noel Carbone             Managing Director                  Acquisitions

Mark D. Carlson                Managing Director                  Acquisitions

Marlena M. Casellini           Chief Operating Officer, Chief     Operations, Finance
                               Financial Officer

Anthony Conte                  Chief Compliance Officer           Compliance

Robert John Cook               Managing Director                  Portfolio Management

Peter F. Feinberg              Managing Director                  Dispositions

Laura Gaylord                  Managing Director                  Client Relations

Timothy Kevin Gonzalez         Chief Investment Officer           Portfolio Management

Christopher Lee Hughes         Global Head Real Estate Capital    Capital Markets

Timothy B. Keith               Global Head Product and Business   Product and Business
                               Development                        Development

Donald Alan King               Vice Chairman Deutsche Asset       Asset Management
                               Management

Charles Bertrand Leitner III   Global Head DB Real Estate         Asset Management

Asieh Mansour                  Managing Director                  Research

Dwight L. Merriman             Managing Director                  Value Added/Development

Warren Hans Otto               Managing Director                  Portfolio Management

Sollie A. Raso                 Global Head Client Relations       Client Relations

John F. Robertson              Managing Director                  Securities

Stephen Steppe                 Chief Executive Officer            Chief Executive Officer

Susan Swanezy                  Managing Director                  Client Relations

John W. Vojticek               Managing Director                  Securities

Daniel S. Weaver               Managing Director                  Acquisitions

     OTHER INVESTMENT COMPANIES ADVISED BY RREEF. RREEF currently acts as adviser or subadviser to the following registered investment companies or series thereof having similar investment objectives and policies to those of the Real Estate Securities Trust. The table below also states the size of each such fund as of December 31, 2005 and the current advisory fee rate for each fund as a percentage of average daily net assets.

                                    ASSETS AS OF
NAME OF FUND                          12/31/05      ADVISORY/SUBADVISORY FEE RATE
------------                        ------------    -----------------------------
Frank Russell Investment Company   $  466,677,941   0.60% of first $30 million;
- Real Estate Securities Fund                       0.50% of next $30 million;
                                                    0.40% of next $30 million;
                                                    0.25% of next $60 million;
                                                    0.01% of next $50 million;
                                                    0.19% of next $50 million; and
                                                    0.28% of the excess over $250
                                                    million

Russell Investment Fund - Real     $  128,531,327   Same as above
Estate Securities Fund

Scudder RREEF Real Estate          $1,314,502,001   0.39% at all asset levels
Securities Fund, Inc.

Scudder VIT Fund - Real Estate     $   43,813,345   0.45% at all asset levels
Securities Portfolio

Scudder RREEF Real Estate Fund     $  564,654,453   0.25% at all asset levels
Inc.

Scudder RREEF Real Estate          $1,078,024,924   0.25% at all asset levels
Fund II, Inc.